Filed pursuant to Rule 497(e)

File Nos. 333-89822 and 811-21114

PROSHARES TRUST

ProShares 30 Year TIPS/TSY Spread, ProShares Short 30 Year TIPS/TSY Spread, ProShares UltraPro 10 Year TIPS/TSY Spread and ProShares UltraPro Short 10 Year TIPS/TSY Spread (together, the “Funds”)

Supplement dated March 20, 2014

to the Funds’ summary prospectuses and statutory prospectus dated October 1, 2013, as supplemented (together, the “Prospectuses”)

Credit Suisse has informed ProShares Trust that as of March 31, 2014, Dow Jones and Credit Suisse will be ending their joint relationship on the production of the Dow Jones Credit Suisse Breakeven Index series and that going forward, calculation and publication of the indexes will be controlled solely by Credit Suisse. The termination of the relationship will result in a change in name of the Funds’ indexes and the associated tickers, as detailed below. The methodology for each index will remain the same in all respects.

Effective April 1, 2014, all references in the Prospectuses are changed in accordance with the chart below:

Fund Name	Current Index Ticker and Name	New Index Ticker and Name as of April 1, 2014
ProShares 30 Year TIPS/TSY Spread ProShares Short 30 Year TIPS/TSY Spread	DJCSIN30: Dow Jones Credit Suisse 30-Year Inflation Breakeven Index	CSTYIN30: Credit Suisse 30-Year Inflation Breakeven Index

ProShares UltraPro 10 Year TIPS/TSY Spread ProShares UltraPro Short 10 Year TIPS/TSY Spread	DJCSIN10: Dow Jones Credit Suisse 10-Year Inflation Breakeven Index	CSTYIN10: Credit Suisse 10-Year Inflation Breakeven Index

Please retain this supplement for future reference.